                            Armstrong Holdings, Inc.

             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
     Pursuant to Section 21(A)(1)of the Securities Exchange Act of 1934 and
       Under June 27, 2002 Order of the Securities and Exchange Commission Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Leonard A. Campanaro, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Armstrong Holdings, Inc., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


(2) I have reviewed the contents of this statement with the Audit Committee of Armstrong Holdings, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . Annual Report on Form 10-K for the year ended December 31, 2001, of Armstrong Holdings, Inc., with the Securities and Exchange Commission;

     . all reports in Form 10-Q and all reports on Form 8-K and all definitive proxy materials of Armstrong Holdings, Inc., filed with the Commission subsequent to filing of the Form 10-K identified above; and

..    any amendments to any of the foregoing.



/s/ Leonard A. Campanaro
---------------------------
   Leonard A. Campanaro
Sr. Vice President and Chief Financial Officer


Subscribed and sworn to before me this 9 day of August 2002.


                                        /s/ Rhonda L. Edwards
                                      ------------------------
                                             Notary Public

                            Armstrong Holdings, Inc.

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
      Pursuant to Section 21(A)(1)of the Securities Exchange Act of 1934 and
       Under June 27, 2002 Order of the Securities and Exchange Commission
        Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Michael D. Lockhart, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Armstrong Holdings, Inc., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of Armstrong Holdings, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


     . Annual Report on Form 10-K for the year ended December 31, 2001, of Armstrong Holdings, Inc., with the Securities and Exchange Commission;


     . all reports in Form 10-Q and all reports on Form 8-K and all definitive proxy materials of Armstrong Holdings, Inc., filed with the Commission subsequent to filing of the Form 10-K identified above; and

..    any amendments to any of the foregoing.



   /s/ Michael D. Lockhart
-----------------------------
     Michael D. Lockhart
Chairman and Chief Executive Officer


Subscribed and sworn to before me this 9 day of August 2002.


                                     /s/ Rhonda L. Edwards
                                   -------------------------
                                          Notary Public